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                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

                     SUPPLEMENT DATED JULY 24, 2001 TO THE
                       PROSPECTUS DATED DECEMBER 29, 2000
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

    PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's High Yield team. The team is made up of established investment professionals. Current members of the team include Stephen Esser, a Managing Director of the Adviser, Gordon Loery, an Executive Director of the Adviser and Deanna Loughnane, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.

    (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS--OFFICERS" is hereby amended by deleting the OFFICERS section in its entirety and revising the heading to "BOARD OF TRUSTEES".

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    HYI SPT 7/01
                                                                      28 128 228
                                                                        65147-01